UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 22, 2013

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-180173

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

RECENT TRANSACTIONS

The following describes property and financing transactions by the TIAA Real Estate Account (the “Registrant” or the “Account”) since May 1, 2012. Except as noted, the expenses for operating the properties purchased are either borne or reimbursed, in whole or in part, by the property tenants, although the terms vary under each lease. The Account is responsible for operating expenses not reimbursed under the terms of a lease. All rental rates are quoted on an annual basis unless otherwise noted.

PURCHASES

Industrial Properties

Cerritos Industrial Park — Cerritos, CA

On July 17, 2012, the Account purchased a 27 building industrial property complex located in Cerritos, California for $83.8 million. Cerritos Industrial Park is a 934,213 square foot (“SF”) industrial park building, built in 1970-1977. The property is comprised of 164,850 SF of office space of which 6,017 SF is finished mezzanine office space. The property complex was 89.0% leased at the time of purchase. The three largest tenants at the time of purchase were Oleo Kiosks (45,768 SF), Cytek manufacturing (44,400 SF), and Vigor Sports (40,830 SF.)

Pacific Coast Corporate Park — Fife, WA

On September 10, 2012, the Account purchased an industrial property located in Fife, Washington for $34.3 million. The property consists of two institutional quality, Class-A, industrial warehouse distribution buildings for a total of 386,336 SF. The property was 100% leased at the time of purchase. The major tenant at the time of purchase was ProLogix Distribution Services, LLC (121,360 SF).

Multifamily Properties

Residences at the Village of Merrick Park — Coral Gables, FL

On August 1, 2012, the Account purchased a 120-unit mid-rise multi-family apartment complex known as The Residences at the Village of Merrick Park located in Coral Gables, Florida for $52.4 million, along with a subleasehold interest in the underlying land. The Residences at the Village of Merrick Park is a seven story, 187,410 SF apartment complex built in 2003 which is comprised of 120 units in two separate buildings, 39,600 SF of ground floor retail space and a four level parking deck. The property was 97.0% leased at the time of purchase.

Mass Court — Washington, DC

On August 30, 2012, the Account purchased a 14 story multi-family high-rise apartment building with an attached parking garage, located in the Mount Vernon district in Washington, DC for $171.2 million. Mass Court is a 310,087 SF apartment building built in 2004.The building is comprised of 371 individual apartment units, 4,350 SF of retail space and a 309 unit parking garage. The property was 94.5% leased at the time of purchase.

Circa at Green Lake — Seattle, WA

On September 14, 2012, the Account purchased a four story multi-family property prominently located on Green Lake in Seattle, Washington for $83.5 million. The property consists of two four story Class-A apartment buildings with a total of 199 units and 19,745 SF of ground floor retail space. The buildings were 97.0% and 65.0% leased, respectively, at the time of purchase.

Prescott Wallingford Apartments – Seattle, WA

On October 26, 2012, the Account purchased a recently constructed four story apartment complex located in Seattle, Washington for $54.3 million. Prescott Wallingford Apartments is a 119,792 SF residential and retail apartment complex, constructed in 2012. The apartment complex is comprised of 102,387 SF apartment space containing 154 apartment units and 17,405 SF of retail space. The apartment complex was 0% leased at the time of purchase due to the recent completion of construction.

MiMA – New York, NY

On November 13, 2012, the Account purchased a 70% interest in a joint venture, RGM 42, LLC for $282.8 million. This joint venture holds a 59-story 532,592 SF luxury high-rise containing 649 residential units in New York, New York. This purchase price was net of $268.6 million of debt financing, representing the Account’s share of the overall financing on the property. Additional details concerning this financing are discussed in the “Financings” section below. At the time of purchase, the high-rise was 90% leased.

Retail Properties

Charleston Plaza — Mountainview, CA

On December 18, 2012, the Account purchased a retail center located in Mountain View, California for $43.5 million, net of a $36.9 million assumed mortgage loan payable, discussed in more detail in the “Financings” section below. The property consists of 132,590 SF of retail space including four national retail anchor tenants: Bed Bath & Beyond, PetSmart, REI, and Best Buy. These tenants represent 93% of the leasable area and 88% of the rental income. None of the anchor tenant leases expire before 2016. The retail center was 100% leased at the time of purchase

Valencia Town Center, Valencia, CA

On December 20, 2012, the Account purchased a 50% interest in a joint venture, Valencia Town Center Associates, L.P. which holds a regional mall located in Valencia, California. The Account purchased its interest for $97.7 million, net of a $97.5 million mortgage loan payable as discussed in the “Financings” section below. The mall includes a 723,000 SF two story main mall, built in 1991, an adjoining 176,000 SF outdoor retail patio mall, completed in 2009, a separate 12-screen, 69,000 SF theatre, added in 2002, and an additional 127,000 SF of exterior shops and street-level retail. The main mall anchors are Macy’s (195,887 SF), Sears (122,325 SF), and JC Penney (130,096 SF). None of the anchor tenant leases expire before 2016. The mall was 96.1% leased at the time of purchase.

SALES

Office Properties

Centerside I — San Diego, CA

On July 3, 2012 the Account sold a 13 story office building located in San Diego, California for a net sales price of $51.6 million and realized a loss from the sale of $26.8 million. The majority of the loss had been previously recognized as an unrealized loss in the Account’s consolidated statement of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of sale was $78.4 million according to the records of the Account.

Prominence at Buckhead — Atlanta, GA

On August 2, 2012 an office property located in Atlanta, Georgia was sold by the Account’s GA Buckhead LLC joint venture investment, in which the Account holds a 75% ownership interest. The Account’s portion of the net sales price was $74.4 million in which the Account experienced a realized loss from sale of $11.9 million. The majority of the loss had been previously recognized as an unrealized loss in the Account’s consolidated statement of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of sale was $86.3 million according to the records of the Account.

Treat Towers — Walnut Creek, CA

On August 6, 2012 an office property located in Walnut Creek, California was sold by the Account’s CA Treat Towers LP joint venture investment, in which the Account holds a 75% ownership interest. The Account’s portion of the net sales price was $88.3 million in which the Account experienced a realized loss from sale of $8.1 million. The majority of the loss had been previously recognized as an unrealized loss in the Account’s consolidated statement of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of the sale was $96.4 million according to the records of the Account.

Four Oaks – Houston, TX

On November 30, 2012, the Account contributed an office complex located in Houston, TX into a newly created venture, Four Oaks Place, L.P. Concurrent with the account’s contribution, a foreign investor purchased a 49% interest in the Four Oaks Place, L.P. venture for $226.6 million. The Account realized a gain of $60.0 million from the sale of its interest. The Account’s cost basis (excluding selling costs) as of the date of the sale was $166.6 million.

Needham Corporate Center – Needham, MA

On December 21, 2012, the Account sold an office property located in Needham, Massachusetts for a net sale price of $25.8 million, realizing a loss from the sale of $15.7 million. The majority of the loss had been previously recognized as unrealized losses in the Account’s consolidated statements of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of the sale was $41.5 million.

Industrial Properties

Broadlands Business Park – Elkton, MD

On October 16, 2012, the Account sold an industrial property located in Elkton, Maryland for a net sale price of $31.0 million, realizing a loss from the sale of $4.2 million. The majority of the loss had been previously recognized as unrealized losses in the Account’s consolidated statements of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of sale was $35.2 million.

GE Appliance East Coast Distribution Center – Perryville, MD

On October 16, 2012, the Account sold an industrial property located in Perryville, Maryland for a net sale price of $46.5 million, realizing a loss from the sale of $1.4 million. The Account’s cost basis (excluding selling costs) in the property as of the date of the sale was $48.0 million according to the records of the Account.

IDI Nationwide Industrial Portfolio – Various

On December 5, 2012, an industrial portfolio with locations throughout the United States was sold by the Account’s Strategic Ind. Portfolio I, LLC joint venture investment, in which the Account held a 60.0% interest. The Account’s portion of the net sale price was $107.0 million. The Account realized a loss from the sale of $6.6 million, the majority of which had been previously recognized as an unrealized loss in the Account’s consolidated statements of operations. The Account’s portion of its cost basis (excluding selling costs) in the investment as of the date of the sale was $113.5 million.

Airway Distribution Center – Southhaven, MS

On December 19, 2012, the Account sold an industrial property located in Southaven, Mississippi for a net sale price of $22.0 million, realizing a loss from the sale of $7.0 million. The majority of the loss had been previously recognized as an unrealized loss in the Account’s consolidated statements of operations. The Account’s cost basis (excluding selling costs) in the property as of the date of the sale was $29.0 million.

Retail Properties

DDR Joint Venture – Homestead, PA

On October 1, 2012, a retail property located in Homestead, Pennsylvania was sold by the Account’s DDR joint venture investment in which the Account holds an 85% interest. The Account’s portion of the net sale price was $93.8 million. The Account realized a loss from the sale of $59.6 million, the majority of which had been previously recognized as unrealized losses in the Account’s consolidated statements of operations. The Account’s portion of its cost basis (excluding selling costs) in the property at the date of the sale was $153.5 million.

South Dade Shopping Center – Miami, FL

On December 21, 2012, a retail property located in Miami, Florida was sold by the Account’s TREA Florida Retail, LLC joint venture investment in which the Account held an 80% interest. The Account’s portion of the net sale price was $31.8 million. The Account realized a gain from the sale of $10.1 million, the majority of which had been previously recognized as an unrealized gain in the Account’s consolidated statements of operations. The Account’s portion of its cost basis (excluding selling costs) in the investment at the date of the sale was $21.7 million.

Palm Lakes Plaza – Margate, FL

On January 30, 2013, a retail property located in Margate, Florida was sold by the Account’s TREA Florida Retail, LLC joint venture investment in which the Account held an 80% interest. The Account’s portion of the net sale price was $11.8 million. The Account realized a loss from the sale of $8.6 million, the majority of which had been previously recognized as an unrealized loss in the Account’s consolidated statements of operations. The Account’s portion of its cost basis (excluding selling costs) in the property at the date of the sales was $20.4 million.

FINANCINGS

DDR Joint Venture — Various

On May 8, 2012, the Account’s DDR joint venture investment refinanced its outstanding $135.0 million line of credit with a $161.5 million (each such amount representing the Account’s share) term loan collateralized by 11 properties, maturing May 8, 2015. The term loan is interest only through maturity, with variable interest based on LIBOR plus 2.75%.

On May 24, 2012, the Account’s DDR joint venture investment restructured its $459.0 million loan collateralized by 17 properties by paying $64.6 million (each such amount representing the Account’s share) of principal to reduce the loan. The principal payment was made by the DDR joint venture utilizing cash held within the joint venture, subsequent to the Account contributing an additional $37.4 million in cash to the DDR joint venture. As part of this restructuring, the debt’s maturity date was extended from June 1, 2012 to June 1, 2015, and the debt’s interest rate was reduced from 5.48% to 4.63%. The loan is an interest only loan through maturity. The Account’s share of the principal balance outstanding of the loan as of June 30, 2012 was $394.4 million.

Mass Court — Washington, DC

On August 30, 2012, the Account entered into a $92.6 million mortgage loan payable on a multi-family apartment building located in Washington, DC. The debt matures September 1, 2019 and is interest only through September 1, 2017 at which time both principal and interest payments are due through maturity. The interest rate is fixed at 2.88% over the life of the loan.

The Colorado – New York, NY

On October 9, 2012, the Account extinguished a $83.3 million mortgage loan associated with the property. Concurrent with this extinguishment, the Account entered into a new mortgage loan with a total principal of $91.7 million and a fixed interest rate of 3.69%. The debt matures on November 1, 2022.

The Legacy at Westwood – Los Angeles, CA

On October 9, 2012, the Account extinguished a $40.0 million mortgage loan associated with the property. Concurrent with this extinguishment, the Account entered into a new mortgage loan with a total principal of $46.7 million and a fixed interest rate of 3.69%. The debt matures on November 1, 2022.

Regents Court – San Diego, CA

On October 9, 2012, the Account extinguished a $34.1 million mortgage loan associated with the property. Concurrent with this extinguishment, the Account entered into a new mortgage loan with a total principal of $39.6 million and a fixed interest rate of 3.69%. The debt matures on November 1, 2022.

The Caruth – Dallas, TX

On October 9, 2012, the Account extinguished a $39.9 million mortgage loan associated with the property. Concurrent with this extinguishment, the Account entered into a new mortgage loan with a total principal of $45.1 million and a fixed interest rate of 3.69%. The debt matures on November 1, 2022.

MiMA – New York, NY

As noted above, on November 13, 2012, the Account purchased a 70% interest in the RGM 42, LLC joint venture. This joint venture holds $224.0 million of debt financing (such amount representing the Account’s share) comprised of three separate tax exempt bond issuances by the New York State Housing and Finance Agency (the “Bonds”). The $224.0 million of outstanding Bonds are interest only variable demand obligations maturing in 2041. The Bonds bear interest at a variable rate calculated weekly based upon an independent remarketing agent’s determination of the minimum rate required to resell the Bonds to be sold up to a maximum interest rate of 12% per annum, which may be increased up to 15% under certain circumstances. During any point when interest rates on the Bonds are determined, the Bonds are redeemable at the option of a bondholder. The remarketing agent remarkets any Bonds redeemed by a bondholder. In the event any of the redeemed Bonds cannot be resold by the remarketing agent, those Bonds become due and payable by the RGM 42, LLC joint venture.

In addition, concurrent with the Account’s purchase of its interest in the RGM 42 LLC joint venture, the joint venture entered into a $44.6 million (such amount representing the Account’s share) mortgage loan maturing November 2017. The loan has a variable interest rate equal to 3.06% above the London Interbank Offered Rate (LIBOR) and is interest only for the first 12 months with principal and interest payments for the remaining four years to maturity.

Charleston Plaza – Mountainview, CA

On December 18, 2012, the Account assumed a $36.9 million mortgage loan payable as a result of its purchase of a community retail center property investment located in Mountain View, California, as discussed in the ‘Purchases’ section above. The debt has a fixed interest rate of 5.60% maturing September 2016.

Valencia Tower Center – Valencia, CA

On December 20, 2012, the Account’s Valencia Town Center Associated, L.P. joint venture investment, in which the Account holds a 50% interest, entered into a $97.5 million (such amount representing the Account’s share) mortgage loan payable concurrent with its purchase of a regional mall property located in Valencia, CA, as discussed in the ‘Purchases’ section above. The debt has a fixed interest rate of 3.63% maturing January 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

DATE: February 22, 2013		By:	/s/ Stewart P. Greene
Stewart P. Greene
Managing Director and General Counsel, Investment Advisers